Fresh Start Accounting	12 Months Ended
Dec. 31, 2020
Reorganizations [Abstract]
Fresh Start Accounting	Previous Chapter 11 proceedings
In this note we have provided an overview of the Previous Chapter 11 Proceedings and related transactions as entered into by the Predecessor Company in 2018. Please refer to Note 38 - "Subsequent events" for details of the Successor Company's filing for Chapter 11.
Overview
Prior to the filing of the Previous Chapter 11 Proceedings (as defined below), we were engaged in extensive discussions with our secured lenders, certain holders of our unsecured bonds and potential new money investors regarding the terms of a comprehensive restructuring. The objectives of the restructuring were to build a bridge to a recovery and achieve a sustainable capital structure. To achieve this, we had proposed an extension to our bank maturities, reduced debt amortization payments, amendments to financial covenants and raising of new capital.
On September 12, 2017, Old Seadrill Limited, certain of its subsidiaries (together "the Company Parties") and certain Ship Finance companies entered into a restructuring support and lock-up agreement ("RSA") with a group of bank lenders, bondholders, certain other stakeholders, and new-money providers. In connection with the RSA, the Company Parties entered into an "Investment Agreement" under which Hemen Investments Limited, an affiliate of Old Seadrill Limited's largest shareholder Hemen Holding Ltd. and certain other commitment parties, committed to provide $1.1 billion in new cash commitments, subject to certain terms and conditions (the "Capital Commitment").
On September 12, 2017, to implement the transactions contemplated by the RSA and Investment Agreement, Old Seadrill Limited and certain of its subsidiaries (the "Debtors") commenced prearranged reorganization proceedings (the "Previous Chapter 11 Proceedings") under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the Southern District of Texas Victoria Division. During the bankruptcy proceedings, the Debtors continued to operate the business as debtors in possession.
After September 12, 2017, the Debtors negotiated with their various creditors and on February 26, 2018 announced a "Global Settlement", following which the RSA and Investment Agreement were amended. These amendments provided for, amongst other things, the inclusion of certain other creditors as Commitment Parties, an increase of the Capital Commitment to $1.1 billion, increased recoveries for general unsecured creditors and an agreement regarding allowed claims from certain newbuild shipyards.
On February 26, 2018, the Debtors filed a proposed Second Amended Joint Chapter 11 Plan of Reorganization (the "Plan") with the Bankruptcy Court. The Plan was confirmed by the Bankruptcy Court on April 17, 2018. The Plan became effective and the Debtors emerged from the Previous Chapter 11 Proceedings on July 2, 2018 (the "Effective Date").
The Plan extinguished approximately $2.4 billion in unsecured bond obligations, more than $1.0 billion in contingent newbuild obligations, substantial unliquidated guarantee obligations, and approximately $250 million in unsecured interest rate and currency swap claims, while extending near term debt maturities, providing Seadrill with over $1.0 billion in new capital and leaving employee, customer and ordinary trade claims largely unaffected.
Key terms of the Plan of Reorganization
As set out above, the Plan was confirmed by the Bankruptcy Court on April 17, 2018 and became effective when the Debtors emerged from Previous Chapter 11 Proceedings on July 2, 2018. The Plan provided for, among other things, that:
◦There was a corporate reorganization whereby Seadrill Limited became the ultimate parent holding company of Old Seadrill Limited's subsidiaries.
◦The Commitment Parties and subscribers to an equity rights offering subscribed for a total 23,750,000 shares in Seadrill Limited for aggregate consideration of $200 million.
◦The Commitment Parties and subscribers to a notes rights offering purchased a total $880 million principal amount of New Secured Notes and were issued 54,625,000 shares in Seadrill Limited for an aggregate consideration of $880 million.
◦The holders of general unsecured claims were issued 14,250,000 shares in Seadrill Limited.
◦The former holders of Old Seadrill Limited Equity and certain other claimants were issued 1,900,000 shares in Seadrill Limited.
◦Certain Commitment Parties received a fee of 475,000 shares in Seadrill Limited and Hemen received a fee of 5,000,000 shares in Seadrill Limited.
◦An employee incentive plan was implemented (the “Employee Incentive Plan”) which reserved an aggregate of 10% of the Shares, for grants to be made from time to time to Seadrill employees and other parties.
This is summarized in the below table:

		Percentage
Recipient of Common Shares	Number of shares	Prior to dilution by Primary Structuring Fee and the shares reserved under the Employee Incentive Plan	Prior to dilution by the shares reserved under the Employee Incentive Plan	Fully diluted
Commitment Parties (in exchange for cash paid pursuant to the Investment Agreement) and Equity Rights Offering Subscribers	23,750,000	25.00%	23.75%	21.38%
Recipients of Senior Secured Notes (including Commitment Parties and Notes Rights Offering Subscribers)	54,625,000	57.50%	54.63%	49.16%
Holders of General Unsecured Claims	14,250,000	15.00%	14.25%	12.82%
Former Holders of Old Seadrill Limited Equity and Seadrill Limited 510(b) Claimants	1,900,000	2.00%	1.90%	1.71%
Fees to Select Commitment Parties	475,000	0.50%	0.47%	0.43%
All creditors, excluding Primary Structuring Fee	95,000,000	100.00%	95.00%	85.50%
Hemen (on account of Primary Structuring Fee)	5,000,000	-	5.00%	4.50%
Total, prior to dilution by shares reserved under the Employee Incentive Plan	100,000,000	-	100.00%	90.00%
Reserved for the Employee Incentive Plan	11,111,111	-	-	10.00%
Total, fully diluted	111,111,111	-	-	100.00%
Reorganization items
Expenses and income directly associated with the Chapter 11 cases are reported separately in the Consolidated Statement of Operations as "Reorganization items" as required by ASC 852, Reorganizations. This category was used to reflect the net expenses and gains and losses that are the result of the reorganization of the business.
The following table summarizes the components included within reorganization items:

	Successor			Predecessor
(In $ millions)	Year ended December 31, 2020	Year ended December 31, 2019	Period from July 2, 2018 through December 31, 2018	Period from January 1, 2018 through July 1, 2018
Professional and advisory fees	—	—	(9)	(187)
Gain on liabilities subject to compromise	—	—	—	2,958
Fresh start valuation adjustments	—	—	—	(6,142)
Interest income on surplus cash invested	—	—	—	6
Total reorganization items, net	—	—	(9)	(3,365)
i. Advisory and professional fees
Professional and advisory fees incurred for post-petition Chapter 11 expenses. Professional and advisory expenses have been incurred post-emergence but relate to our Previous Chapter 11 Proceedings.
ii. Gain on liabilities subject to compromise
On emergence from the Previous Chapter 11 Proceedings we settled our liabilities subject to compromise in accordance with the Plan. This includes settlement on our unsecured bonds, Newbuild global settlement claim (see above) and interest rate and cross-currency interest rate swaps. Refer to Note 5 – "Fresh Start Accounting" for further information.
iii. Fresh start valuation adjustments
On emergence from the Previous Chapter 11 Proceedings, our assets and liabilities were recorded at fair value in accordance with ASC 852 related to fresh start reporting. The effects of the application of fresh start accounting were applied as of July 2, 2018. The new basis of our assets and liabilities are reflected in the Consolidated Balance Sheet as of December 31, 2018 (Successor) and the related adjustments were recorded in the Consolidated Statement of Operations in the Predecessor. Refer to Note 5 – "Fresh Start Accounting" for further information.
iv. Interest income on surplus cash invested
Interest income recognized on cash held within entities that had filed for Chapter 11.
Fresh Start Accounting
Fresh Start Accounting
Upon emergence of the Predecessor Company from the Previous Chapter 11 Proceedings, we applied fresh start accounting to our financial statements in accordance with the provision set forth in ASC852 as (i) the holders of existing voting shares of the Company prior to emergence received less than 50% of the voting shares of the Company outstanding following its emergence from bankruptcy and (ii) the reorganization value of the Company’s assets immediately prior to confirmation of the plan of reorganization was less than the post-petition liabilities and allowed claims.
Reorganization Value
Reorganization value represents the fair value of the Successor Company’s total assets and is intended to approximate to the amount a willing buyer would pay for the assets immediately after restructuring. Under fresh start accounting, we are required to allocate the reorganization value to individual assets based on their estimated fair values. The fair values of our assets and liabilities differed materially from the recorded values of our assets and liabilities as reflected in the Predecessor historical Consolidated Balance Sheet.
The Plan presented on February 26, 2018, and confirmed by the Bankruptcy Court on April 17, 2018, estimated a range of distributable value for the Successor Company of between $10.2 billion and $11.8 billion. We derived the reorganization value based on the mid-point of this range of estimated distributable values. This was approximately $11.0 billion. Fair values are inherently subject to significant uncertainties. Accordingly, there can be no assurance that the estimates, assumptions, valuations, and financial projections will be realized, and actual results could vary materially.
Valuation of Drilling Units
Our principal assets comprise our fleet of drilling units. With the assistance of valuation experts, we determined a fair value of these drilling units based primarily on an income approach utilizing a discounted cash flow analysis. We estimated future cash flows for the period ranging from emergence to the end of life for each rig and discounted the future cash flows to present value. The expected cash flows used were derived from earnings forecasts and assumptions regarding growth and margin projections.
A discount rate of 11.4% was estimated based on an after-tax weighted average cost of capital ("WACC") reflecting the rate of return that would be expected by a market participant. The WACC also takes into consideration a company specific risk premium reflecting the risk associated with the overall uncertainty of the financial projection used to estimate future cash flows. We used a replacement cost approach to value capital spares and other property plant, and equipment.
Valuation of Equity Method Investments
The fair value of equity method investments was derived using an income approach, which discounts future free cash flows. The estimated future free cash flows were primarily based on expectations about applicable day rates, drilling unit utilization, operating costs, capital and long-term maintenance expenditures, applicable tax rates and industry conditions. The cash flows were estimated over the remaining useful economic lives of the underlying assets but no longer than 30 years in total, and discounted using an estimated market participant WACC as follows:

Investment	WACC
Seadrill Capricorn Holdings LLC	11.4%
Seadrill Operating LP	12.0%
Seadrill Deepwater Drillship Ltd	12.0%
Seabras Sapura Holding	14.3%
Seabras Sapura Participacoes	13.7%
SeaMex	12.7%
The discounted cash flow model derived an enterprise value of the investments, after which associated net debt was subtracted to provide equity values. The implied valuation of the direct ownership interests in Seadrill Partners based on the discounted cash flows was compared to the market price of Seadrill Partners’ common units. Due to the significant influence we have on Seadrill Partners, there is an implied significant influence premium, which represents the additional value we would place over and above the market price of Seadrill Partners in order to maintain this significant influence. This is similar to an implied control premium. We have evaluated the difference by reviewing the implied control premium as compared to other market transactions within the industry. We concluded that the implied control premium was reasonable in the context of the data considered.
Valuation of debt
We recorded third party and related party debt obligations at a fair value of $7.3 billion which we determined using an income approach. We amortize the difference between the $7.6 billion face amount and the fair value recorded in fresh start accounting over the life of the debt. We estimated the fair value of the debt using Level 2 inputs.
For further information on fresh start accounting, please refer to the Seadrill Limited Annual Report on Form 20-F for the year ended December 31, 2018.
Reconciliation of distributable value to fair value of Successor common stock

The following table reconciles the distributable value to the estimated fair value of Successor common stock as at the Effective Date:

(In $ millions)	July 2, 2018
Distributable value	11,056
Less: non-controlling interest	(154)
Less: fair value of debt	(7,301)
Less: fair value of other non-operating liabilities	(108)
Add: fair value of tax attributes	8
Fair value of Successor common stock issued upon emergence	3,501

Shares issued and outstanding on July 2, 2018	100.0
Per share value	35.01

Reorganization value and distributable value were estimated using numerous projections and assumptions that are inherently subject to significant uncertainties and resolution of contingencies that are beyond our control. Accordingly, the estimates set forth herein are not necessarily indicative of actual outcomes, and there can be no assurance that the estimates, projections or assumption will be realized.

The following table reconciles the distributable value to the estimated reorganization value as at the Effective Date:

(In $ millions)	July 2, 2018
Distributable value	11,056
Add: other working capital liabilities	478
Add: other non-current operating liabilities	57
Add: fair value of tax attributes	8
Add: redeemable non-controlling interest	30
Total reorganization value	11,629

Consolidated Balance Sheet

The adjustments included in the following Consolidated Balance Sheet reflect the effects of the consummation of the transactions contemplated by the Reorganization Plan (reflected in the column “Reorganization Adjustments”) as well as fair value adjustments as a result of the adoption of fresh start accounting (reflected in the column “Fresh Start Adjustments”). The explanatory notes highlight methods used to determine fair values or other amounts of the assets and liabilities as well as significant assumptions or inputs.

	July 1, 2018
(In $ millions)	Predecessor Company	Reorganization Adjustments		Fresh Start Adjustments		Successor Company
ASSETS
Current assets
Cash and cash equivalents	809	790	(a)	—		1,599
Restricted cash	409	169	(a)	—		578
Marketable securities	121	—		—		121
Accounts receivable, net	272	—		—		272
Amount due from related parties - current	181	—		14	(l)	195
Other current assets	247	—		181	(m)	428
Total current assets	2,039	959		195		3,193
Investment in associated companies	1,615	—		(687)	(n)	928
Newbuildings	249	—		(249)	(o)	—
Drilling units	12,531	—		(5,734)	(p)	6,797
Deferred tax assets	8	—		—		8
Equipment	35	—		(6)	(q)	29
Amount due from related parties - non-current	565	—		11	(r)	576
Assets held for sale - non-current	—	—		—		—
Other non-current assets	3	—		95	(s)	98
Total assets	17,045	959		(6,375)		11,629
LIABILITIES AND EQUITY
Current liabilities
Debt due within one year	90	—		(33)	(t)	57
Trade accounts payable	96	17	(b)	—		113
Amounts due to related parties - current	4	4	(c)	—		8
Other current liabilities	229	100	(d)	32	(u)	361
Total current liabilities	419	121		(1)		539
Liabilities subject to compromise	9,050	(9,050)	(e)	—		—
Long-term debt	856	6,292	(f)	(104)	(t)	7,044
Long-term debt due to related parties	294	—		(94)	(v)	200
Deferred tax liabilities	105	—		(6)	(w)	99
Other non-current liabilities	57	3	(b)	2	(x)	62
Total non-current liabilities	1,312	6,295		(202)		7,405

Redeemable non-controlling interest	25	—		5	(y)	30

Equity
Predecessor common shares	1,008	(1,008)	(g)	—		—
Predecessor additional paid-in capital	3,316	(3,322)	(g)	—		—
		6	(h)
Predecessor contributed surplus	1,956	(1,956)	(g)	—		—
Predecessor accumulated other comprehensive income	41	—		(41)	(z)	—
Predecessor (loss)/retained earnings	(146)	7,110	(i)	(6,964)	(z)	—
Successor common shares	—	10	(j)	—		10
Successor contributed surplus	—	2,860	(j)	631	(aa)	3,491
Total Shareholders' equity	6,175	3,700		(6,374)		3,501
Non-controlling interest	64	(107)	(k)	197	(bb)	154
Total equity	6,239	3,593		(6,177)		3,655
Total liabilities and equity	17,045	959		(6,375)		11,629
Reorganization Adjustments:

(a)    Adjustments to cash and cash equivalents including the following:

Cash and Cash Equivalents
(In $ millions)
Proceeds from debt commitment (1)	875
Proceeds from equity commitment	200
Payment to newbuild counterparty members	(18)
Amendment consent fees to senior secured creditors	(26)
Funding of the escrow account for Senior Secured Notes collateral	(227)
Payment of closing fees for the debt commitment	(9)
Payment new commitment parties fee	(1)
Payment to the bank coordinating committee	(4)
Change in cash and cash equivalents	790
(1)Pursuant to the Investment Agreement, on the Effective Date we received cash of $875 million for the issuance of Senior Secured Notes, consisting of $880 million par value notes net of $5 million pre-issuance accrued interest.

Restricted Cash
(In $ millions)
Funding of the escrow account per terms of Senior Secured Notes	227
Payment of post confirmation accrued professional fees in connection with emergence	(31)
Payment of success fees incurred upon emergence	(22)
Distribution from the cash pool to general unsecured claims	(2)
Payment of unsecured creditor committee advisor fees	(3)
Change in restricted cash	169
(b)     Reflects the reinstatement of trade accounts payable and other non-current liabilities included as part of liabilities subject to compromise
(c)    Reflects the reinstatement of amounts due to related party included as part of liabilities subject to compromise.
(d)     Reflects the adjustment to other current liabilities upon emergence:

Other current liabilities upon emergence
(In $ millions)
Success fees accrued upon emergence	28
Undistributed cash pool balance for general unsecured claims on emergence	35
Cash payment made for post confirmation accrued professional fees in connection with emergence	(31)
Reinstatement of other current liabilities as part of liabilities subject to compromise	64
Amendment fees on SFL loans accrued upon emergence	4
Change in other liabilities	100
(e)    Liabilities subject to compromise were settled as follows in accordance with the Plan:

Gain on liabilities subject to compromise
(In $ millions)
Senior undersecured or impaired external debt	5,266
Unsecured bonds	2,334
Newbuild claims	1,064
Accrued interest payable	49
Derivatives previously recorded at fair value	249
Accounts payable and other liabilities	84
Amount due to related party	4
Liabilities subject to compromise	9,050
Less: Distribution from cash pool to holders of general unsecured claims on emergence	(2)
Less: Undistributed cash pool balance for holders of general unsecured claims on emergence	(35)
Less: Payment to newbuild counterparty members	(17)
Less: Fair value of equity issued to holders of general unsecured claims	(498)
Less: Reinstatement of amount due to related party	(4)
Less: Reinstatement of trade accounts payable	(84)
Less: Reinstatement of senior undersecured or impaired external debt	(5,266)
Less: Recognition of adequate protection payments on senior undersecured or impaired external debt	(186)
Gain on settlement of liabilities subject to compromise	2,958
(f)    Increase in long-term debt includes reinstatement of certain liabilities subject to compromise as well as the issuance of Senior Secured Notes. The net increase reflects the following:

(In $ millions)
Reinstated Senior undersecured or impaired external debt	5,266
Recognition of adequate protection payments	186
Lender consent fee	(26)
Total reinstated senior secured credit facilities	5,426
Issuance of Senior Secured Notes	880
Capitalized pre-issuance interest for Senior Secured Notes for 8% paid-in kind	10
Debt issuance cost in related to the issuance of the Senior Secured Notes	(9)
Discount on Senior Secured Notes for the pre-issuance interest paid upon emergence (4% cash interest of $5 million and 8% paid-in kind interest of $10 million)	(15)
Net increase in long-term debt	6,292
(g)    Reflects the cancellation of Predecessor Company common stock, contributed surplus, and additional paid in capital to retained earnings.
(h)    Represents the unamortized stock compensation recognized upon cancellation of the Predecessor Company common stock, contributed surplus, and additional paid in capital.
(i)    Reflects the change in predecessor retained (loss)/earnings

(In $ millions)
Gain on settlement of liabilities subject to compromise	2,958
Cancellation of predecessor common stock, contributed surplus, and additional paid in capital	6,286
Recognition of unamortized stock compensation expense upon cancellation of the Predecessor Company common stock, contributed surplus, and additional paid in capital	(6)
Fair value of Successor Common Shares issued upon emergence	(2,176)
Success fees incurred upon emergence	(51)
New Commitment Parties, bank coordinating committee, and unsecured creditor committee advisor fees	(8)
Elimination of NADL and Sevan non-controlling interest	107
Total change in predecessor retained (loss)/earnings	7,110
(j)    Reflects the issuance of 23,750,000 common shares at a per share price of $8.42 in connection with the equity commitment, 55 million common shares with estimated fair value of $35.01 per share issued in connection with the debt commitment, 14 million common shares issued to the holders of general unsecured claims at an estimated fair value of $35.01 per share, 2 million common shares issued to former holders of Predecessor equity at an estimated fair value of $35.01 per share, and 5 million common shares issued for structuring fees to the select commitment parties and Hemen at an estimated fair value of $35.01 per share.
(k)    As determined in the Plan, NADL and Sevan became wholly owned subsidiaries and the non-controlling interests of NADL and Sevan were eliminated.

Fresh Start Adjustments
(l)    Adjustment to record the current portion of the contingent consideration receivable from Seadrill Partners related to the West Vela with the fair value of $14 million.
(m)     Adjustment to write-off $9 million of current deferred mobilization costs to fair value, which is offset by recording the fair value of certain favorable drilling contracts of $190 million. The value was based on the contracted rates compared to the prevailing market rates.
(n)     Adjustment to decrease the carrying value of the investments in associated companies to their estimated fair values determined using a discounted cash flow analysis utilizing the assumption noted above the Valuation of Equity Method Investments.
(o)    Adjustment to record the newbuildings at fair value based on the value derived from an income approach compared to the current contractual obligations remaining to be paid.
(p)    Adjustment to the drilling units to record the fair value of the rigs and capital spares utilizing a combination of income-based and market-based approaches. The discount rate of 11.4% was used for the discounted cash flow analysis under the income-based approach. A cost-based approach was utilized to determine the fair value for the capital spares.
(q)    Adjustment to record equipment at fair value based on a cost approach.
(r)     Adjustment to record the non-current portion of the contingent consideration receivable from Seadrill Partners related to the West Vela and West Polaris with the fair value of $17 million. This amount is offset with a $3 million reduction on the recoverability of the receivable due from Seabras Participacoes and $2 million adjustment to record the embedded conversion option component of the Archer convertible debt instrument at the emergence date fair value.
(s)     Adjustment to write-off $2 million of deferred mobilization cost and $1 million of unamortized favorable contracts to fair value. These are offset by recording the fair value of certain favorable drilling and management service contracts of $98 million. The value was based on the contracted rates compared to the prevailing market rates.
(t)     Fair value adjustment to record discount of $188 million on the senior secured credit facilities and Ship Finance loans. This reduction is offset by a $51 million write-off of discounts on the Senior Secured Notes, unamortized debt issuance cost and lender consent fees.

(In $ millions)
July 2, 2018	Senior Secured Notes	Senior Secured Credit Facilities	Ship Finance Loans	Total
Carrying value after reorganization adjustments	866	5,636	736	7,238
Adjustments to record debt at fair value:				—
Write-off of unamortized debt issuance costs	9	26	1	36
Write-off of discounts for pre-issuance accrued interest settled upon issuance of Senior Secured Notes (4% cash interest of $5 million and 8% paid-in kind interest of $10 million)	15	—	—	15
Fair value adjustment to record discount on the senior secured credit facilities and Ship Finance Loans	—	(155)	(33)	(188)
Estimated fair value of debt at emergence	890	5,507	704	7,101

(u)     Adjustment to write-off $27 million, primarily related to deferred mobilization revenue, for which we have determined to have no future performance obligations. These are offset by recording the fair value of certain unfavorable drilling contracts of $59 million. The value was based on the contracted rates compared to the prevailing market rates.
(v)     Adjustment to reflect a fair value discount on the loans due to related parties. The value was based on an income approach using level 2 inputs.
(w)    Adjustments to the deferred tax liabilities as a result of applying fresh start accounting.
(x)     Adjustment to write-off $7 million of deferred mobilization revenue, for which we have determined to have no future performance obligations, offset by the fair value of certain unfavorable drilling contracts of $9 million. The value was based on the contracted rates compared to prevailing market rates.
(y)    Adjustment to record redeemable non-controlling interest to the emergence date fair value.
(z)     Reflects the fresh start accounting adjustment to reset retained (loss) earnings and accumulated other comprehensive income.
(aa)     Reflects the increase in fair value of the 24 million common shares issued in connection with the equity commitment from $8.42 to $35.01 per share.
(bb)     Adjustment to record the non-controlling interest in the Ship Finance SPV's and Seadrill Nigeria Operations Limited to fair value.